UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2020

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	HTIA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Preferred Stock Purchase Agreement

On September 15, 2020, Healthcare Trust, Inc. (the “Company,” “we,” “us” or “our”) and Healthcare Trust Operating Partnership, L.P., our operating partnership (the “OP”), entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with B. Riley Principal Capital, LLC (the “Investor”). Under the Purchase Agreement, the Investor is committed to purchase from us up to an aggregate of $15 million (the “Maximum Commitment Amount”) of shares of our 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“Preferred Shares”), on the terms and subject to the conditions set forth in the Purchase Agreement. This arrangement is also referred to as the “Equity Line.”

Sales under the Purchase Agreement may commence only after certain conditions have been satisfied (the date on which all requisite conditions have been satisfied, the “Commencement Date”), including that a registration statement on Form S-11 is declared effective by the Securities and Exchange Commission (“SEC”), which registers the Investor’s resale of any Preferred Shares purchased by it under the Equity Line. Beginning any time after the Commencement Date, we have the right under the Purchase Agreement, but not the obligation, to direct the Investor, by delivery to the Investor of a purchase notice from time to time, to purchase up to 3,500 Preferred Shares each time at a purchase price equal to the lesser of (a) 97.5% of the closing price of the Preferred Shares but no greater than the maximum price permitted by applicable rules and regulations of the Internal Revenue Service (the “Fastpay Maximum”) or (b) 98.25% of the Fastpay Maximum, in each case as of the applicable notice date. We must provide the purchase notice prior to 11:59 p.m. Eastern Time on the business day prior to the applicable purchase date. We may not deliver another purchase notice to the Investor until the fourth trading day after a purchase notice is delivered to the Investor, except that this four trading day period will not apply to the first purchase notice given after the initial purchase of Preferred Shares. In addition, we and the Investor may mutually agree to increase the number of Preferred Shares that may be sold per purchase to as much as an additional 7,500 Preferred Shares on any applicable purchase date. Any additional Preferred Shares will be part of the existing commitment amount and not in addition thereto. Settlement of each purchase will occur one business day after the purchase date. Among other restrictions, we may not exercise our right to require the Investor to purchase Preferred Shares to the extent that it would cause the Investor to beneficially own more than 9.99% of the then issued and outstanding Preferred Shares. The Investor may not sell any of the Preferred Shares purchased under the Purchase Agreement at a price greater than the applicable Fastpay Maximum price on the date of sale by the Investor, unless the Investor had previously decided to hold the applicable Preferred Shares for investment.

The Purchase Agreement contains customary representations, warranties and indemnification rights. Unless earlier terminated, the Purchase Agreement will terminate automatically on the earliest to occur of (1) expiration of the Form S-11, (2) December 31, 2023 and (3) the date on which the Investor has purchased the Maximum Commitment Amount. We may terminate the Purchase Agreement at any time, in our discretion, without any cost or penalty. A non-breaching party may also terminate the agreement without liability to the other party in the event the Commencement Date has not occurred on or before December 31, 2020. The Investor has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging of the Preferred Shares during any time prior to the termination of the Purchase Agreement. Any proceeds we receive under the Purchase Agreement are expected to be used to prepay amounts outstanding under our credit facility as required by the credit facility. We expect to use any remaining proceeds for general corporate and working capital purposes.

The foregoing description of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Registration Rights Agreement

In connection with the Equity Line, the Company and the OP also entered into a Registration Rights Agreement, dated September 15, 2020, with the Investor (the “Registration Rights Agreement”), pursuant to which we agreed to file a registration statement registering the resale of the Preferred Shares to be issued under the Equity Line (the “Registrable Securities”). The Company is obligated to use commercially reasonable efforts to cause the registration statement to become effective and remain effective until the earliest of: (1) the date on which the Investor no longer owns any of the Preferred Shares covered by the registration statement, (2) the date on which the Preferred Shares cease to be outstanding and (3) the date on which the Preferred Shares are transferred in a transaction in which the rights under the Registration Rights Agreement are not assigned to the transferee of the Preferred Shares. As explained above, the effectiveness of the registration statement is a condition precedent to our ability to sell Preferred Shares to the Investor under the Purchase Agreement.

The foregoing description of the terms and conditions of the Registration Rights Agreement is not complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Amendment to the Operating Partnership Agreement

On September 15, 2020, in connection with the Equity Line, we, in our capacity as the general partner of the OP, entered into an amendment to the limited partnership agreement of the OP, increasing by 600,000 the number of authorized 7.375% Series A Cumulative Redeemable Perpetual Preferred Units, which are units of limited partnership in the OP that have economic interests that are substantially similar to the designations, preferences and other rights of the Preferred Shares.

The foregoing description of the amendment does not purport to be a complete description and is qualified in its entirety by reference to the amendment, which is filed herewith as Exhibit 10.3 and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the issuance of the any Preferred Shares pursuant to the Purchase Agreement, the Company is relying on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The information in Item 1.01 above relating to the issuance and sale of the Preferred Shares pursuant to the Purchase Agreement is incorporated into this Item 3.02 by reference. The rights, privileges and preferences of the Preferred Shares, including the terms concerning the right to convert into our common stock, par value $0.01 per share, under certain circumstances was previously disclosed in Item 3.03 of our Current Report on Form 8-K filed with the SEC on December 6, 2019 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information about the Articles Supplementary set forth under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

In connection with the Equity Line, we will file Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland. The Articles Supplementary classified an additional 600,000 shares of our authorized shares of preferred stock, $0.01 par value per share, as Preferred Shares.

The foregoing description of the Articles Supplementary does not purport to be a complete description and is qualified in its entirety by reference to the Articles Supplementary, which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global coronavirus pandemic, including actions taken to contain or treat the coronavirus, on the Company, the Company’s tenants, the Company’s operators and the global economy and financial markets and that the information about second quarter to date rent collections may not be indicative of any future period, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 24, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on May 15, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed on August 14, 2020, the Company’s Registration Statement on Form S-11 to be filed with the SEC in connection with the Investor’s resale of Preferred Shares and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Articles Supplementary designating additional shares of 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock.
10.1	Preferred Stock Purchase Agreement, dated September 15, 2020, among Healthcare Trust, Inc., Healthcare Trust Operating Partnership, L.P. and B. Riley Principal Capital, LLC.
10.2	Registration Rights Agreement, dated September 15, 2020, among Healthcare Trust, Inc., Healthcare Trust Operating Partnership, L.P. and B. Riley Principal Capital, LLC.
10.3	Fourth Amendment, dated September 15, 2020, to the Agreement of Limited Partnership of Healthcare Trust Operating Partnership, L.P., dated February 14, 2013.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: September 15, 2020	By:	/s/ Katie P. Kurtz
Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer